PROXY

                          NEUBERGER BERMAN BOND SERIES
                                       OF
                              SECURITY FIRST TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                January 26, 2001


         KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Neuberger Berman Bond Series of Security First Trust ("Trust") hereby appoints Elizabeth M. Forget, James A. Shepherdson, III and Richard C. Pearson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on January 26, 2001 at the offices of Met Investors Series Trust, 610 Newport Center Drive, Suite 1350, Newport Beach, California 92660 at 10:30 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:


1. To approve an Agreement and Plan of Reorganization whereby J.P. Morgan Quality Bond Portfolio, a series of Met Investors Series Trust, will
         (i) acquire all of the assets of Neuberger Berman Bond Series, a series of the Trust; and (ii) assume all of the identified liabilities of the Trust's Neuberger Berman Bond Series.

          FOR  (      )    AGAINST  (       )      ABSTAIN  (        )

         Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                                  Dated:                              , 2001
                                        ------------------------------

                                      Security First Life Insurance Company

                                     Name of Insurance Company

                                            Name and Title of Authorized Officer

                                            Signature of Authorized Officer

NEUBERGER BERMAN BOND SERIES

Name(s) of Separate Account(s)
Of the Insurance Company
Owning Shares in this Series:

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

                    PLEASE SIGN, DATE AND RETURN YOUR VOTING

                               INSTRUCTIONS TODAY!

          VOTING INSTRUCTIONS TO SECURITY FIRST LIFE INSURANCE COMPANY

                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

               SECURITY FIRST TRUST TO BE HELD ON JANUARY 26, 2001

                   VOTING INSTRUCTIONS SOLICITED ON BEHALF OF

                      SECURITY FIRST LIFE INSURANCE COMPANY

The undersigned hereby instructs Security First Life Insurance Company (the "Company") to vote all shares of the Series of Security First Trust (the "Trust") listed on the reverse side of this card and represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:30 a.m., local time, on January 26, 2001, at the offices of Met Investors Series Trust, 610 Newport Center Drive, Suite 1350, Newport Beach, California 92660 and at any adjournment thereof, as indicated on the reverse side. In its discretion, the Company is authorized to vote upon such other matters as may properly come before the meeting.

         RECEIPT OF THE NOTICE(S) OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT(S), AS APPLICABLE, IS HEREBY ACKNOWLEDGED.

          VOTE VIA THE  INTERNET:  https://vote.proxy-direct.com
                         =======================================
          VOTE VIA FAX:  1-888-796-9932
          =============================
          CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.


                                             Signature

                                             Signature (if held jointly)


                                             Date

                            (Please see reverse side)

UNITS HELD ON BEHALF OF THE CONTRACT OWNER WILL BE VOTED AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

IF THIS INSTRUCTION CARD IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL THE PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.  EXAMPLE:  |X|
==================================================================


SERIES                              UNITS                     SERIES                             UNITS
======                              =====                     ======                             =====
BlackRock Equity                                     Neuberger Berman Bond
================                                     =====================
BlackRock U.S. Govt Income                           T. Rowe Price Growth and Income
==========================                           ===============================



THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
=========================================== ======================


         1. To approve an Agreement and Plan of Reorganization whereby the acquiring Portfolio (as named below), a series of Met Investors Series Trust, will (i) acquire all of the assets of the Series listed below, a series of the Trust, and (ii) assume the identified liabilities of the Trust's Series listed below, substantially as described in the accompanying Prospectus/Proxy Statement(s).

Mark|_| To Vote All FOR; or |_| To Vote All AGAINST; or |_| To ABSTAIN From Voting For All; or Vote Separately by Series Below.

                                                                                                FOR     AGAINST    ABSTAIN

BlackRock Equity Series             To be Acquired by BlackRock Equity Portfolio                 |_|      |_|       |_|
=======================             ============================================


BlackRock U.S. Govt Income Series   To be Acquired by BlackRock U.S. Govt Income Portfolio       |_|      |_|       |_|
=================================   ======================================================


Neuberger Berman Bond Series        To be Acquired by J.P. Morgan Quality Bond Portfolio         |_|      |_|       |_|
============================        ====================================================


T. Rowe Price Growth and Income Series  To be Acquired by Lord Abbett Growth and Income Portfolio  |_|    |_|       |_|
======================================  =========================================================




IMPORTANT:  PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING OR FAXING
=============================================================================

                                      PROXY

                             QUALITY BOND PORTFOLIO
                                       OF
                                COVA SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                January 26, 2001


         KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Quality Bond Portfolio of Cova Series Trust ("Trust") hereby appoints Elizabeth M. Forget, James A. Shepherdson, III and Mark E. Reynolds, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on January 26, 2001 at the offices of Met Investors Series Trust, 610 Newport Center Drive, Suite 1350, Newport Beach, California 92660 at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:


1. To approve an Agreement and Plan of Reorganization whereby J.P. Morgan Quality Bond Portfolio, a series of Met Investors Series Trust, will
         (i) acquire all of the assets of Quality Bond Portfolio, a series of the Trust; and (ii) assume all of the identified liabilities of the Trust's Quality Bond Portfolio.

              FOR  (    )     AGAINST  (       )     ABSTAIN  (         )

         Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                                Dated:                              , 2001
                                      ------------------------------

                          Cova                        Life Insurance Company
                              ----------------------


                            Name of Insurance Company

                                            Name and Title of Authorized Officer

                                            Signature of Authorized Officer

QUALITY BOND PORTFOLIO

Name(s) of Separate Account(s)
Of the Insurance Company
Owning Shares in this Portfolio:

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

                    PLEASE SIGN, DATE AND RETURN YOUR VOTING

                               INSTRUCTIONS TODAY!

          VOTING INSTRUCTIONS TO COVA FINANCIAL SERVICES LIFE INSURANCE

               COMPANY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

                COVA SERIES TRUST TO BE HELD ON JANUARY 26, 2001

            VOTING INSTRUCTIONS SOLICITED ON BEHALF OF COVA FINANCIAL

                         SERVICES LIFE INSURANCE COMPANY


The undersigned hereby instructs Cova Financial Services Life Insurance Company (the "Company") to vote all shares of the Portfolio(s) of COVA SERIES TRUST (the "Trust") listed on the reverse side of this card and represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., local time, on January 26, 2001, at the offices of Met Investors Series Trust, 610 Newport Center Drive, Suite 1350, Newport Beach, California 92660 and at any adjournment thereof, as indicated on the reverse side. In its discretion, the Company is authorized to vote upon such other matters as may properly come before the meeting.

         RECEIPT OF THE NOTICE(S) OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT(S), AS APPLICABLE, IS HEREBY ACKNOWLEDGED.

               VOTE VIA THE  INTERNET:  https://vote.proxy-direct.com
                              =======================================
               VOTE VIA FAX:  1-888-796-9932
               =============================
               CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.


                                                     Signature

                                                     Signature (if held jointly)


                                                     Date

                            (Please see reverse side)

UNITS HELD ON BEHALF OF THE CONTRACT OWNER WILL BE VOTED AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

IF THIS INSTRUCTION CARD IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL THE PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.  EXAMPLE:  |X|
==================================================================


PORTFOLIO                  UNITS                              PORTFOLIO                          UNITS
=========                  =====                              =========                          =====
Small Cap Stock                                               Bond Debenture
===============                                               ==============
Large Cap Stock                                               Mid-Cap Value
===============                                               =============
Select Equity                                                 Developing Growth
=============                                                 =================
International Equity                                          Quality Bond
====================                                          ============
Equity Income                                                 Lord Abbett Growth and Income
=============                                                 =============================
Growth & Income Equity                                        Large Cap Research
======================                                        ==================
Balanced
========


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
=========================================== ======================


         1. To approve an Agreement and Plan of Reorganization whereby the acquiring Portfolio (as named below), a series of Met Investors Series Trust, will (i) acquire all of the assets of the Portfolio listed below, a series of the Trust, and (ii) assume the identified liabilities of the Trust's Portfolio listed below, substantially as described in the accompanying Prospectus/Proxy Statement(s).

Mark|_| To Vote All FOR; or |_| To Vote All AGAINST; or |_| To ABSTAIN From Voting For All; or Vote Separately by Portfolio Below.

                                                                                                FOR    AGAINST     ABSTAIN

Small Cap Stock Portfolio           To be Acquired by J.P. Morgan Small Cap Stock Portfolio      |_|     |_|          |_|
=========================           =======================================================


Large Cap Stock Portfolio           To be Acquired by J.P. Morgan Enhanced Index Portfolio       |_|      |_|        |_|
=========================           ======================================================


Select Equity Portfolio             To be Acquired by J.P. Morgan Select Equity Portfolio        |_|       |_|      |_|
=======================             =====================================================


International Equity Portfolio      To be Acquired by J.P. Morgan International Equity Portfolio  |_|      |_|       |_|
==============================      ============================================================


Equity Income Portfolio             To be Acquired by Firstar Equity Income Portfolio            |_|      |_|       |_|
=======================             =================================================


Growth & Income Equity Portfolio    To be Acquired by Firstar Growth & Income Equity Portfolio   |_|      |_|        |_|
================================    ==========================================================


Balanced Portfolio                   To be Acquired by Firstar Balanced Portfolio                  |_|    |_|       |_|
==================                   ============================================


Bond Debenture Portfolio            To be Acquired by Lord Abbett Bond Debenture Portfolio       |_|      |_|         |_|
========================            ======================================================


Mid-Cap Value Portfolio             To be Acquired by Lord Abbett Mid-Cap Value Portfolio        |_|      |_|       |_|
=======================             =====================================================


Developing Growth Portfolio         To be Acquired by J.P. Morgan International Equity Portfolio  |_|     |_|      |_|
===========================         ============================================================


Quality Bond Portfolio              To be Acquired by J.P. Morgan Quality Bond Portfolio         |_|      |_|       |_|
======================              ====================================================


Lord Abbett Growth and Income       To be Acquired by Lord Abbett Growth and Income Portfolio    |_|      |_|       |_|
==============================      =========================================================



Portfolio

Large Cap Research Portfolio        To be Acquired by Lord Abbett Growth and Income Portfolio     |_|     |_|        |_|
============================        =========================================================





  IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING OR FAXING
  ============================================================================